UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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WESCO INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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WESCO INTERNATIONAL, INC. 225 WEST STATION SQ. DR. SUITE 700 PITTSBURGH, PA 15219 ATTN: DIANE E. LAZZARIS
Your Vote Counts!
WESCO INTERNATIONAL, INC.
2021 Annual Meeting
Vote by May 26, 2021 11:59 PM ET. For shares held in a Plan, vote by May 24, 2021 11:59 PM ET.
You invested in WESCO INTERNATIONAL, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and May 27, 2021
2:00 p.m., E.D.T.
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/WCC2021
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Elect nine Directors for a one-year term expiring in 2022.
Nominees:
01) John J. Engel 04) John K. Morgan 07) Easwaran Sundaram For 02) Matthew J. Espe 05) Steven A. Raymund 08) Laura K. Thompson 03) Bobby J. Griffin 06) James L. Singleton 09) Lynn M. Utter
2. Approve, on an advisory basis, the compensation of the Company’s named executive officers. For
3. Approve the WESCO International, Inc. 2021 Omnibus Incentive Plan. For
4. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021. For
NOTE: Transact any other business properly brought before the Annual Meeting.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
For year ending December 31, 2021.
D46262-P50454